Birmiwal Investment Trust

Birmiwal Oasis Fund

Supplement dated October 18, 2004

To Prospectus dated August 1, 2004

The following information replaces the first paragraph of the section of the Prospectus entitled “The Principal Investment Strategies and Policies of the Fund” on page 4 of the Prospectus:

The Fund invests primarily in common stocks of domestic and foreign companies, under normal market conditions.  In addition, the Fund may invest in exchange traded funds.

The following information supplements the information in the section of the Prospectus entitled “The Principal Risks of Investing in the Fund” on page 6 of the Prospectus:

Risks of Investing in Foreign Securities

To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company.  Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree.  These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

This supplement and the Prospectus dated August 1, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information dated August 1, 2004, which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and can be obtained without charge by calling the Fund at 800-417-5525.